UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report : August 25, 2006

Date of earliest event being reported : August 23, 2006

IPALCO ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-8644

Indiana	35-1575582
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

One Monument Circle
Indianapolis, Indiana    46204
(Address of principal executive offices, including zip code)

(317) 261-8261
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K includes ``forward-looking statements.'' Forward-looking statements express an expectation or belief and contain a projection, plan or assumption with regard to, among other things, our future revenues, income or capital structure. Such statements of future events or performance are not guarantees of future performance and involve estimates, assumptions and uncertainties. The words "could," "may," "predict," "anticipate," "would," "believe," "estimate," "expect," "forecast," "project," "objective" and similar expressions are intended to identify forward-looking statements. Some important factors that could cause our actual results or outcomes to differ materially from those discussed in the forward- looking statements include, but are not limited to regulatory action, weather and weather related damage, generating unit availability and capacity, unanticipated maintenance and capital expenditures and issues related to our participation in the Midwest Independent Transmission System Operators. Please refer to IPALCO's most recently filed Report on Form 10-Q for a listing of additional factors that could cause our actual results or outcomes to differ materially from those discussed in the forward-looking statements. IPL undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events

On August 23, 2006, IPL made a filing with the Indiana Utility Regulatory Commission in which IPL seeks approval for a new alternative regulatory plan ("ARP") called Empower. IPL's Elect Plan, which was filed as an ARP and offered customer pricing and service options, expires on December 31, 2006. The three elements of Empower are: (1) renewable energy options, (2) energy efficiency options and (3) customer service and pricing options. The renewable energy options include a Green Power initiative, renewable energy education and, subject to regulatory approval, a commitment for IPL to invest in a renewable energy project. Energy Efficiency options include demand-side management options with a focus on energy efficiency. The customer pricing options provide a voluntary alternative to IPL's regulated rates and services and include choices for a Sure Bill, Fixed Rate or Time of Use program. Similar to IPL's Elect Plan, the proposed plan treats revenues and certain expenses of its optional pricing and service programs as non-jurisdictional. Please see the attached press release for additional details of the Empower plan. We are unable to predict if, or when, the IURC would approve the plan as filed.

Item 9.01. Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No. Description

99.1 Press Release Dated August 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2005

IPALCO ENTERPRISES, INC.

By /s/ Frank Marino

Name: Frank Marino

Title: Vice President and Chief Financial Officer